                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 16, 2006
                                -----------------
                 Date of Report (Dates earliest event reported)

                                   iDNA, INC.
                                   ----------
             (Exact Name of Registrant as Specified in its Charter)

DELAWARE                               1-11601                  34-1816760
(State or Other Jurisdiction of      (Commission             (I.R.S. Employer
Incorporation or Organization)        File No.)             Identification No.)

                               555 MADISON AVENUE
                                   29TH FLOOR
                               NEW YORK, NY 10022
                               ------------------
              (Address of principal executive offices and zip code)

                                 (212) 644-1400
                                 --------------
              (Registrant's telephone number, including area code)

                           NATIONAL AUTO CREDIT, INC.
                           --------------------------
          (Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under and of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17CFR240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17CFR240.12e-4(c))

ITEM 8.01 OTHER EVENTS.

     On February 16, 2006, iDNA, Inc. (formerly known as National Auto Credit,
Inc.) ("iDNA" or the "Company") issued a press release announcing the results of its annual meeting of stockholders for the fiscal year ended January 31, 2006, which took place on January 31, 2006. All seven proposals submitted by iDNA's
Board of Directors to the Company's stockholders were approved at the meeting, including (i) the Company's name change to iDNA, Inc., (ii) the reelection of the Company's existing Board of Directors for a one year term, including each of
James McNamara, John Gleason, Henry Toh, James Augur and Donald Shek, (iii) the
retention of Grant Thornton LLP as independent public auditors of the Company for the fiscal year ended January 31, 2006, (iv) an increase in the authorized capital of the Company, (v) a reduction in the prescribed size of the Company's
Board of Directors, (vi) modernizing updates to the provisions of the Company's
Certificate of Incorporation to reflect current Delaware law and (vii) the creation of a new equity compensation plan.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

          Exhibit 99.1. Press Release dated February 16, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     NATIONAL AUTO CREDIT, INC.
                                                     (Registrant)

Dated: February 16, 2006                        By:   /s/ James McNamara
       -----------------                              --------------------------
                                                      James McNamara
                                                      Chief Executive Officer

Dated: February 16, 2006                         By:  /s/ Robert V. Cuddihy, Jr.
       -----------------                              --------------------------
                                                      Robert V. Cuddihy, Jr.
                                                       Chief Financial Officer

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